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                               DELAWARE VIP TRUST

                         DELAWARE VIP GLOBAL BOND SERIES

                            SUPPLEMENT TO THE SERIES'
                         PROSPECTUS DATED APRIL 30, 2004


As set forth in the May 5, 2004, Supplement to the Prospectus, the Series' investment manager, Delaware International Advisers Ltd. ("DIAL"), is being acquired by a venture comprised of certain members of DIAL's management and a private equity firm, Hellman & Friedman, LLC. This transaction is expected to close late in the third quarter or early in the fourth quarter of this year (the "Closing"). Under applicable law, DIAL's Investment Management Agreement for the Series will automatically terminate as of the Closing.

In order for Delaware Investments to continue to provide overall management of the daily business affairs of the Series after the Closing, the Board of Trustees responsible for the Series has approved a proposal that provides for Delaware Management Company to replace DIAL as the investment manager of the Fund pursuant to an Investment Management Agreement with the Trust (the "New Investment Management Agreement).

As required under applicable law, the Board of Trustees has approved the submission of the New Investment Management Agreement to shareholders. Shareholders of record on June 22, 2004, will receive a proxy statement requesting approval of the Agreement in early July. A special meeting of shareholders addressing this matter will be held on or about August 31, 2004.




THIS SUPPLEMENT IS DATED JUNE 24, 2004.